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                                EXHIBIT 99.5.1



                        CONSENT OF INDEPENDENT AUDITORS


The Sponsor, Trustee and Unit Holders of
     Equity Focus Trusts - SECTOR SERIES, 1998-A

     We consent to the use of our report dated May 19, 1998 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                        /s/ KPMG Peat Marwick LLP
                            KPMG Peat Marwick LLP

New York, New York
May 19, 1998